UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 12, 2006

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12244	33-0160389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

420 Lexington Avenue, 7th Floor
New York, New York		10170
(Address of Principal Executive Offices)		(Zip Code)

(212) 869-3000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

A copy of the Portfolio Assessment concerning Physical Characteristics and Market Analysis of New Plan Excel Realty Trust, Inc. (the “Company”) as of June 30, 2006 is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01.              Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

The exhibit contained in this current report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit Number	Description

99.1	New Plan Excel Realty Trust, Inc. Portfolio Assessment: Physical Characteristics and Market Analysis as of June 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: October 12, 2006	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	New Plan Excel Realty Trust, Inc. Portfolio Assessment: Physical Characteristics and Market Analysis as of June 30, 2006